                                                                    EXHIBIT 24.1


                                TRANSMATION, INC.

                   OFFICERS' AND DIRECTORS' POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS: That each of the undersigned, being an Officer or a Director of TRANSMATION, INC., an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain shares of its Common Stock for sale and public offering by a certain Selling Shareholder, DOES HEREBY constitute and appoint ROBERT G. KLIMASEWSKI and JOHN A. MISIASZEK and each of them, the attorneys of the undersigned with full power of substitution for and in the name, place and stead of the undersigned:

        To sign and file on behalf of the undersigned such Registration Statement and any and all amendments, including post-effective amendments, to such Registration Statement and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to the securities covered by said Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever under and in accordance with the Securities Act of 1933, as amended, and the rules and regulations issued thereunder by said Commission, hereby ratifying and approving the acts of such attorney or attorneys, or any such substitute or substitutes.

        This Instrument may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same Instrument.


        IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand and seal as of the respective dates set forth below.


October 28, 1997                         /s/ Robert G. Klimasewski
                                         -------------------------
                                         Robert G. Klimasewski,
                                         President, Chief Executive Officer
                                         and Director


October 28, 1997                         /s/ John A. Misiaszek
                                         ---------------------
                                         John A. Misiaszek,
                                         Vice President - Finance


October 28, 1997                         /s/ Angelo J. Chiarella
                                         -----------------------
                                         Angelo J. Chiarella, Director

October 28, 1997                             /s/ E. Lee Garelick
                                             -------------------
                                             E. Lee Garelick, Director


October 28, 1997                             /s/ Nancy D. Hessler
                                             --------------------
                                             Nancy D. Hessler, Director


October 28, 1997                             /s/ Cornelius J. Murphy
                                             -----------------------
                                             Cornelius J. Murphy, Director


October 28, 1997                             /s/ John W. Oberlies
                                             --------------------
                                             John W. Oberlies, Director


October 28, 1997                             /s/ Harvey J. Palmer
                                             --------------------
                                             Harvey J. Palmer, Director


October 28, 1997                             /s/ Arthur M. Richardson
                                             ------------------------
                                             Arthur M. Richardson, Director


October 28, 1997                             /s/ Philip P. Schulp
                                             --------------------
                                             Philip P. Schulp, Director

State of New York)
County of Monroe )  ss.

        On this 28th day of October, 1997, before me personally came ROBERT G. KLIMASEWSKI, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public


State of New York)
County of Monroe ) ss:

        On this 28th day of October, 1997, before me personally came JOHN A. MISIASZEK, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public


State of New York)
County of Monroe) ss:

        On this 28th day of October, 1997, before me personally came ANGELO J. CHIARELLA, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public

State of New York)
County of Monroe) ss.

        On this 28th day of October, 1997, before me personally came E. LEE GARELICK, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public

State of New York)
County of Monroe ) ss:

        On this 28th day of October, 1997, before me personally came NANCY D. HESSLER, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and she acknowledged to me that she executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public


State of New York)
County of Monroe ) ss:

        On this 28th day of October, 1997, before me personally came CORNELIUS
J. MURPHY, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public


State of New York)
County of Monroe ) ss:

        On this 28th day of October, 1997, before me personally came JOHN W. OBERLIES, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public


State of New York)
County of Monroe ) ss:

        On this 28th day of October, 1997, before me personally came HARVEY J. PALMER, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public

State of New York)
County of Monroe ) ss:

        On this 28th day of October, 1997, before me personally came ARTHUR M. RICHARDSON, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public


State of New York)
County of Monroe ) ss:

        On this 28th day of October, 1997, before me personally came PHILIP P. SCHULP, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/ Susan Mascette Brandt
                                           -----------------------------------
                                           Notary Public